Exhibit 10.2

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

V52

Digital Asset Custodial Term Sheet

Effective Date	The date on which Client and Custodian first entered into this Agreement (as defined below) or a predecessor agreement

Last Revised	November 1, 2023

Custodian	NYDIG Trust Company LLC, a duly chartered New York limited liability trust company

Client	Riot Platforms, Inc. (f/k/a Riot Blockchain, Inc.)

Eligible Assets	Bitcoin and any other assets Custodian may support in the future according to its Digital Asset Framework Policy.

Digital Assets	Digital assets in the Account will be held in cold storage by Custodian.

Cash	U.S. dollars in the Account will be deposited with one or more U.S. insured depository institutions.

[***] Fee	[***].

[***] Fee & [***] Fee	A [***] Fee may be assessed in certain instances, as described further in the Agreement, so that the Client pays the [***] Fee, which is $[***] based on [***] date.

Fee Calculation	The [***] Fee is calculated based on the [***] (measured [***]) of [***], will be [***] will be determined using NYDIG’s valuation policy.

Invoicing	Custodian will invoice Client [***], in [***] for [***] Fees and expenses.

Payment

Payment in respect of the Fee Amount is owed on or before the [***] following the Invoice Date (such date, the “Due Date”). Subject to restrictions described in more detail in the Agreement, Custodian may [***].

Statements	[***].

Deposits[1]	Deposits may be made [***] unless otherwise agreed with Custodian [***]. You must [***] with Custodian. Custodian will provide a deposit address for each deposit. Do not rely on [***] for deposits.

Withdrawals

Withdrawals of Custodied Digital Assets can be made [***] unless otherwise agreed with Custodian [***].

As described in more detail in the SLA in Appendix A:

•

Digital Asset Withdrawals: If a withdrawal request for Custodied Digital Assets is received before [***], such assets will generally be delivered [***].

•

Cash Withdrawals: If Client requests a withdrawal of Custodied Cash, such withdrawal will be [***].

Custodian and Client previously entered into a Digital Asset Custodial Agreement as of the Effective Date, as modified from time to time (the “Previous Agreement”). After execution by both Parties, the Previous Agreement is modified and superseded in its entirety by this Digital Asset Custodial Term Sheet (“Term Sheet”) and the attached DIGITAL ASSET CUSTODIAL TERMS AND CONDITIONS (“Terms and Conditions”), which together form a DIGITAL ASSET CUSTODIAL AGREEMENT between Custodian and Client (the “Agreement”), with the modification effective as of the Last Revised date. This Term Sheet provides only a summary of certain terms and more details are in the Terms and Conditions; however, to the extent of any conflict between the Term Sheet and the

1  For purposes of this Agreement, the term “deposit” does not refer to a deposit within the meaning of the U.S. federal and state banking laws. Custodied Digital Assets are not insured by the FDIC or SIPC.

CONFIDENTIAL

Terms and Conditions, the Term Sheet controls. Capitalized terms not defined in this Term Sheet have the meaning ascribed to them in the Terms and Conditions.

CONFIDENTIAL

2

DIGITAL ASSET CUSTODIAL TERMS AND CONDITIONS

TABLE OF CONTENTS

1.	Definitions	1
2.	Custodial Relationship	6
3.	Duties and Obligations of Custodian	7
4.	Account Service	9
5.	Access to Services	11
6.	Representations, Warranties and Covenants	11
7.	Prohibited Activities	15
8.	Instructions	15
9.	Audio-recording	18
10.	Responsibility of Custodian	18
11.	Indemnification	19
12.	Fees and Expenses	19
13.	Termination	20
14.	Confidentiality	22
15.	Intellectual Property	23
16.	Taxation	23
17.	Disclosure of Risks	23
18.	Limitations of Liability	25
19.	Miscellaneous	25

CONFIDENTIAL

These DIGITAL ASSET CUSTODIAL TERMS AND CONDITIONS (“Terms and Conditions”), together with the attached DIGITAL ASSET CUSTODIAL TERM SHEET (“Term Sheet”), form a DIGITAL ASSET CUSTODIAL AGREEMENT between Custodian and Client that supersedes the Previous Agreement as of the Last Revised date (the “Agreement”). The Term Sheet provides only a summary of certain terms and more details are in these Terms and Conditions; however, to the extent of any conflict between the Term Sheet and the Terms and Conditions, the Term Sheet controls.

This Agreement sets forth the terms and conditions pursuant to which Custodian is to act as a custodian for digital assets and cash for Client.

In consideration of the mutual promises contained herein, Client and Custodian hereby agree as follows:

1.	Definitions

As used herein, the following terms shall have the following meanings:

“Account” means the Cash Account and the Digital Asset Account.

“Agreement” has the meaning set forth in the preamble hereto.

“AML and Sanctions Regulations” means U.S. federal and state anti-money laundering and sanctions laws applicable to Custodian, including (i) the Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001 and the implementing regulations adopted by FinCEN codified in 31 C.F.R. Chapter X, the AML Act of 2020, and federal anti-money laundering statutes (18 U.S.C §§ 1956, 1957); (ii) New York State Department of Financial Services regulations in Parts 115, 116 and 504; and (iii) the economic and trade sanctions programs administered and enforced by OFAC.

“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to that Person, as amended unless expressly specified otherwise, including AML and Sanctions Regulations.

“Approved Account” means an external bank account approved by Custodian for sending (or receiving) cash transfers to (or from) the Client’s Cash Account, whether beneficially owned by Client or a third party.

“Approved Address” means an external digital asset deposit or withdrawal address approved by Custodian for one-time or recurring transactions, whether beneficially owned by Client or a third party.

“[***]” has the meaning set forth in the Term Sheet.

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“Authorized Person” means:

(i)

Client (if Client is a natural person), an employee or officer of Client (if applicable), a third-party service provider (including an affiliate of Custodian) or any other individual who has been designated by Client in writing as authorized by Client to give Instructions to Custodian for or on behalf of Client; or

(ii)

in the event of death, incapacity or disability (if Client is a natural person or a legal entity wholly owned by a natural person), a duly appointed trustee, legal representative, guardian or similar with the authority to act on behalf of such natural person’s estate under Applicable Law.

“Business Day” means any day that the New York Stock Exchange is open for trading.

“Cash Account” means one or more omnibus or segregated accounts held for benefit of customers and titled as such at one or more U.S. insured depository institutions.

“Cash Withdrawal Timeframes” means the times set forth in the SLA that Custodian has to take a corresponding action after Client has made a request to withdraw cash from its Cash Account.

“Change of Control” means:

(i)

the merger or consolidation of Custodian with or into another Person or the merger of another Person with or into Custodian, or the sale of all or substantially all the assets of Custodian to another Person, unless holders of a majority of the aggregate voting power of the outstanding membership interests of Custodian, immediately prior to that transaction, hold membership interests of the surviving or transferee Person that represent, immediately after the transaction, at least a majority of the aggregate voting power of the outstanding membership interests of the surviving or transferee Person; or

(ii)

any “person” or “group” (as those terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the “beneficial owner” (as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the total voting power of the outstanding membership interests of Custodian.

“Client” has the meaning set forth in the Term Sheet.

“Client Contact Info” means contact information that Custodian has on file for Client.

“Client Designated Security Procedures” means the Security Procedures for [***] and acknowledged and accepted by [***].

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“Client Tax” means any Tax with respect to any Custodied Assets or any transaction related thereto.

“Code” means the Internal Revenue Code of 1986, as amended.

“Cold Storage [***]” means the [***] set forth in the SLA that [***] has to take a corresponding action after [***] from [***].

“Confidential Information” means, (a) information disclosed in connection with this Agreement, either directly or indirectly, before, on, or after the Effective Date, whether in graphic, written, electronic or oral form, identified at the time of disclosure as confidential, or which by its context would reasonably be deemed to be confidential including, without limitation, current and potential investment and trading strategies, portfolio positions, valuations, performance data, investor reports, financial statements, marketing materials, organizational, offering and other corporate documents, risk management models, proprietary trading models, computer programs and software (both source and object code), data files, file layouts, databases and algorithms, analyses, projections, forecasts, financial statements, trade secrets (which term includes, for the avoidance of doubt, any non-public information related to the NYDIG custody system or otherwise regarding the Services), technical know-how, commitments and arrangements with service providers and other third parties, and (b) any information that contains, reflects or is based upon the foregoing Confidential Information, in each case, of the disclosing Party or of its affiliates or clients (which term includes, for the avoidance of doubt, any fund, trust, company or other entity advised or administered by the disclosing Party or any of its affiliates) and as provided by the disclosing Party or its affiliates to the receiving Party or its affiliates. For the avoidance of doubt, Confidential Information includes the terms and conditions of this Agreement.

“Custodied Assets” means Custodied Digital Assets and Custodied Cash.

“Custodied Cash” means cash properly sent to Custodian in accordance with Section 4(g) and held by Custodian in custody for the benefit of Client in the Cash Account pursuant to this Agreement.

“Custodied Digital Assets” means:

(i)	Eligible Assets properly sent to Custodian in accordance with Section 4(g) and held by Custodian in custody for the benefit of Client in the Digital Asset Account pursuant to this Agreement; and
(ii)

Forked or Airdropped Assets, but [***] to be included in Client’s Digital Asset Account [***], it being understood that Forked or Airdropped Assets [***] being included in the Digital Asset Account are not [***].

“Custodian” has the meaning set forth in the Term Sheet.

“Custodian Designated Security Procedures” means the [***].

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“Digital Asset Account” means an account for digital assets in the name of Client.

“Digital Asset Framework Policy” means [***].

“Digital Asset Network” means a decentralized peer-to-peer network used to transfer a particular type of digital asset.

"[***]” has the meaning set forth in Section 12(b).

“Due Date” has the meaning set forth in the Term Sheet.

“Eastern Time” means local time in New York, New York.

“Effective Date” has the meaning set forth in the Term Sheet.

“Eligible Assets” means digital assets with respect to which Custodian provides Services, as specified in writing by Custodian, pursuant to its Digital Asset Framework Policy.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Execution Agreement” means the Digital Asset Execution Agreement by and between NYDIG Execution and Client, as amended from time to time.

“FDIC” means the Federal Deposit Insurance Corporation.

“Fee” means the [***], and if applicable, the [***] Fee.

“Fee Amount” Means, with respect to a billing period, the amount of Fees and expenses [***] such period together with any [***] Fee Amounts from prior billing periods.

“Fiat Currency” means any government-issued currency that is designated as legal tender in its country of issuance through government decree, regulation, or law.

“FinCEN” means the U.S. Treasury Department’s Financial Crimes Enforcement Network.

“Forked or Airdropped Assets” means any digital assets received and held by Custodian on behalf of and for the benefit of Client through air drops, forks or other similar mechanisms.

“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

“Instruction” means a directive initiated by Client, acting through an Authorized Person, which directive conforms to the requirements set forth in Section 8.

“Invoice Date” means, with respect to an invoice, the date set forth on such invoice.

“Last Revised” is a date set forth in the Term Sheet.

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“Lien” means, with respect to any property or asset, any mortgage, deed of trust, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of that property or asset. For the purposes of this Agreement, a Person will be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to that property or asset.

“Location” means, with respect to any Custodied Digital Assets, the physical location of the private keys required to transfer those Custodied Digital Assets as stored on one or more servers, hard drives, or other media physically present in that location (including in the case of any digital asset secured by more than one private key (a “multi-sig protected digital asset”), the physical location of any private key for all the multi-sig protected digital asset as stored on one or more servers, hard drives or other media physically present in that location).

“Material Adverse Effect” means a material adverse effect on:

(i)	the financial condition, business, assets, results of operations or prospects of, as context requires, Custodian or Client;
(ii)	Custodian’s safekeeping of the Custodied Assets; or
(iii)	Custodian’s ability to provide the Services.

“[***]” has the meaning set forth in the Term Sheet.

“NYDIG Execution” means NYDIG Execution LLC, a Delaware limited liability company registered as a Money Services Business with FinCEN and licensed with a BitLicense by the New York State Department of Financial Services, or any successor thereto.

“OFAC” means the U.S. Treasury Department’s Office of Foreign Assets Control.

“Party” means each party to this Agreement (together, the “Parties”).

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization.

“Portal” means [***] from time to time.

“PRI” means any preauthorized repetitive payments or transfers initiated by Client, acting through an Authorized Person, and agreed to by Custodian, which conform to the requirements set forth in Section 8(o).

“SIPC” means the Securities Investor Protection Corporation.

“Security Procedure” means a security procedure set forth in [***] with respect to the [***], to be followed:

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(i)	by [***], upon the [***]; or
(ii)	with [***], upon the [***], provided that the security procedure in question is intended to [***].

A Security Procedure may [***]. For the avoidance of doubt, a Security Procedure includes [***].

“Services” means the custodial services to be provided by Custodian to Client under this Agreement, including the services provided through use of the Account.

“SLA” means the Service Level Agreement in Appendix A, which Custodian may update with 30 days’ notice.

“[***] Fee” has the meaning set forth in Section 12(b).

“Taxes” means all taxes, levies, imposts, duties, charges, assessments or fees of any nature (including such amounts that are collected by deduction or withholding) and including interest, penalties and additions thereto that are imposed by any taxing authority.

“Terms and Conditions” has the meaning set forth in the preamble hereto.

“Term Sheet” has the meaning set forth in the preamble hereto.

“Termination Date” means the effective date of the termination of this Agreement.

“UCC 4A” means Article 4A of the Uniform Commercial Code as currently in effect in the State of New York.

“Virtual Currency” has the meaning set forth in Section 17.

2.	Custodial Relationship
(a)

Client hereby appoints Custodian as its custodian, and Custodian hereby accepts that appointment. All Custodied Assets of Client delivered to Custodian or its agents will be held by Custodian in trust for the benefit of Client, as provided in this Agreement. The duties of Custodian with respect to the Custodied Assets will only be as set forth expressly in this Agreement, which duties are generally comprised of receiving and holding Custodied Assets for safekeeping for the benefit of Client, delivering Custodied Assets to Client in accordance with Instructions, and performing various administrative duties in accordance with Instructions and as reasonably required to effect Instructions. For the avoidance of doubt, Custodian may not transfer the Custodied Assets except as directed by Client in accordance with Instructions, as reasonably required to effect Instructions or as otherwise set forth in this Agreement.

(b)	Custodian hereby acknowledges and agrees that it is a custodian of the Custodied Assets stored in the Account, such Custodied Assets are held by Custodian in trust for the

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benefit of Client, and that Custodian has no right, interest, or title in those Custodied Assets. Custodian hereby confirms that the Custodied Assets do not constitute an asset on the balance sheet of Custodian and that the Custodied Assets will at all times be identifiable in Custodian’s database as being stored in the Account for the benefit of Client.

(c)	Custodian will establish and maintain a Digital Asset Account.
(d)

With respect to Services for digital assets, Custodian will provide Services to Client only for digital assets deemed to be Eligible Assets by Custodian according to its Digital Asset Framework Policy, as set forth in the Term Sheet. Custodian will notify Client of any changes to the list of Eligible Assets.

(e)	Custodian will use its commercially reasonable judgment to determine which post-fork digital asset is the same as the pre-fork digital asset.
(f)

Client acknowledges that it may not immediately or ever have the ability to withdraw a Forked or Airdropped Asset. Unless and until a Forked or Airdropped Asset is deemed an Eligible Asset and reflected on Client’s customer account statement as a Custodied Digital Asset, Custodian has no obligation to safeguard or provide any other Services for such asset.

(g)	Custodian will hold Client’s cash in the Cash Account. Custodian intends for Client to benefit from FDIC deposit insurance on a pass-through basis on such cash.
(h)

Custodian may rely on an affiliate that is U.S.-located and appropriately licensed and regulated as a digital asset custodian as a service provider, including as a sub-custodian, in providing the Services without approval from Client.

3.	Duties and Obligations of Custodian

The duties and obligations of Custodian include the following:

(a)	Safekeeping of Custodied Assets.
(i)	Custodian will use reasonable care to keep in safe custody for the benefit and on behalf of Client all Custodied Assets.
(ii)	All Custodied Digital Assets credited to the Digital Asset Account will:
(A)	be held in the Digital Asset Account at all times, and the Digital Asset Account will be controlled by Custodian at all times;
(B)	be labeled or otherwise appropriately identified as being held for the benefit of Client;

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(C)	not without the prior written consent of Client be deposited or held with any third-party depositary, custodian, clearance system or digital asset wallet; and
(D)	not be commingled with other digital assets held by Custodian, whether held for Custodian’s own account or the account of other Persons other than Client, [***].
(iii)	All Custodied Cash credited to the Cash Account will:
(A)	be held in the Cash Account at all times;
(B)	be labeled or otherwise appropriately identified as being held for the benefit of Client;
(C)	not be commingled with cash of any Person, including cash of Custodian, except that [***]; and
(D)	not constitute liabilities of Custodian.
(b)

Record Keeping. Custodian will keep appropriate records regarding the Services. All records maintained pursuant to this Section 3(b) will be retained by Custodian for such period as required by Applicable Law, but in no event for less than seven years, after which retention of the records will be at Custodian’s discretion.

(c)	Annual Certificate and Report.
(i)	Upon Client’s request, which request may occur no more than once per calendar year, Custodian will deliver to Client a certificate signed by a duly authorized officer, which certificate will:
(A)	certify that Custodian has complied, and is currently in compliance, with the provisions of this Agreement during the preceding calendar year; and
(B)

certify that the representations and warranties of Custodian contained in this Agreement are true and correct on and as of the date of the certificate and have been true and correct throughout the preceding year.

(d)	Inspection and Auditing.
(i)

To the extent Custodian may legally do so, it will permit Client’s auditors or third-party accountants, upon reasonable notice, to inspect, take extracts from and audit the records maintained pursuant to Section 3(b) containing information relevant to the safekeeping of the Custodied Assets as provided in this Agreement and take necessary steps to verify that satisfactory internal control systems and procedures are in place, all at such times as Client may [***]. If Custodian [***] that an auditing procedure proposed by Client or its auditors or third-party

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accountants may [***] of any Custodied Assets, Custodian may deny access to those records to auditors or third-party accountants; however, Custodian and Client will [***].

(ii)

If any material deficiencies or objections are identified as part of the annual audit of Custodian that are relevant to the safekeeping of the Custodied Assets as provided in this Agreement, a report will be provided to Client stating the nature of those deficiencies or objections and describing the steps taken or to be taken to remedy the same. Any audit report furnished pursuant to this Section 3(d)(ii) will be deemed confidential information of Custodian.

(e)	Attachment.
(i)	Custodian will, and will cause any agent acting on its behalf to, use reasonable care to:
(A)	refuse to consent to any attachment of Custodied Assets or to any similar order or to any claim that would encumber the Custodied Assets in any manner;
(B)	resist any writ of attachment, similar order or claim that would encumber or affect the free transferability of any Custodied Assets in any relevant market; and
(C)	deny any request by a third party to transfer any Custodied Assets without the prior consent of Client.
(ii)

Custodian will give Client immediate notice of the occurrence of any request, consent, writ, order or claim referred to in Section 3(e)(i) (unless such notice is prohibited by Applicable Law). Client will pay [***] incurred by Custodian in connection with any action taken by it in accordance with this Section 3(e).

(f)	All Locations of Custodied Digital Assets will be in the United States.
(g)	Custodian agrees not to consummate a transaction that would constitute a Change of Control without providing at least 30 days’ written notice to Client.
(h)

Custodian will give Client prompt notice if there has been a Material Adverse Effect. That notice will reasonably describe the change in business conduct, event, occurrence, development, or state of circumstances or facts.

4.	Account Service
(a)	Client and Authorized Persons will be able to provide Instructions with respect to the Account [***] in order to deposit or initiate withdrawal of digital assets or cash, subject

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to the Cold Storage Withdrawal Timeframes or the Cash Withdrawal Timeframes, as relevant, except as otherwise provided in this Section 4.

(b)	Custodian will send Client account statements on the frequency specified in the Term Sheet [***]. Custodian may send Client account statements, tax forms, and other documentation to Client [***].
(c)

Client must [***]. Client agrees to provide Custodian with any additional information that may be requested in connection with the withdrawal addresses (e.g., the identity of any custodian that controls such address). Custodian will timely review the proposed [***]. Any rejection will be accompanied by an explanation of the basis for the rejection unless Custodian is legally prohibited from providing such an explanation or it would be imprudent under the circumstances to do so. Custodian’s review [***]. Custodian will not deliver Custodied Digital Assets to any addresses that are sanctioned by OFAC, would cause Custodian to violate AML and Sanctions Regulations [***]. Custodian reserves the right to limit Client to withdrawals solely to [***].

(d)

Custodian will provide Client with procedures that detail how to provide Instructions to Custodian to deposit cash in the Cash Account and digital assets to the Digital Asset Account. Custodian may from time to time update the requirements [***], as appropriate. Client acknowledges that Custodian may not credit to the Digital Asset Account digital assets that are sent to Custodian in a manner different from that described in the procedures provided by Custodian. Client acknowledges that cash and digital assets that are sent inconsistently with Custodian’s procedures (for example, to the wrong addresses) may be irretrievable.

(e)

Except as set forth in Section 7(b), Custodian will not suspend Client’s ability to provide Instructions with respect to the Account, and any such suspension will constitute a breach of this Agreement. However, Custodian may restrict the ability to provide Instructions with respect to or use of the Account by any [***] if, in Custodian’s [***], the restriction is [***] to comply with Custodian’s anti-money laundering and sanctions programs and policies, AML and Sanctions Regulations or any other requirements under Applicable Law or if Custodian [***] that [***] cybersecurity has been or will be compromised (for example, because someone is impersonating an Authorized Person).

(f)	All Instructions to withdraw, deposit or otherwise move digital assets or cash to or from an Account must be provided by an [***].
(g)

Custodian will credit to the Account all Eligible Assets and cash properly sent to Custodian by Authorized Persons to be held in the Account for the benefit of Client pursuant to this Agreement within the timeframes set forth in the SLA. Custodian will notify Client and the relevant Authorized Person(s) of its receipt of Custodied Assets and of the related credit to the Account, including the amounts allocated to the Digital Asset Account and the Cash Account, as relevant. Notwithstanding the foregoing, processing of a credit of Eligible Assets or cash may be delayed or rejected if, [***],

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that delay or rejection is [***] to comply with Custodian’s anti-money laundering and sanctions programs and policies, AML and Sanctions Regulations or any other requirements of Applicable Law, or if Client did not send Custodian an Instruction before effecting a transfer on a Digital Asset Network.

(h)

Custodian will debit from the Account all Custodied Assets withdrawn by [***] from the Account within the timeframes set forth in the SLA. Custodian will notify [***] of any withdrawal and of the related debit from the Account.

(i)

Custodian will promptly provide Client with [***] of withdrawals from or deposits to the Account. Notwithstanding the foregoing, for any withdrawals from or deposits to the Account made in connection with settling transactions executed by Client with NYDIG Execution, the [***].

5.	Access to Services
(a)

To the extent known to Client or Custodian, Client will promptly notify Custodian and Custodian shall promptly notify Client of any unauthorized access, use or disclosure of Client’s Account credentials, unauthorized access or use of the Account, which notification will reasonably describe the issue at hand including the date and type of problem.

(b)	Custodian may verify the [***] every [***], or more often as [***], to ensure that the [***] with Client (if applicable) or otherwise authorized to act on Client’s behalf.
6.	Representations, Warranties and Covenants
(a)	Custodian represents, warrants and covenants that:
(i)

Custodian is (A) duly organized, validly existing and in good standing under the laws of New York; (B) has all corporate powers required to carry on its business as now conducted; and (C) is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary;

(ii)	Custodian has full power to execute and deliver this Agreement and to perform all the duties and obligations to be performed by it under this Agreement;
(iii)

the execution, delivery and performance by Custodian of this Agreement and the provision of the Services are within Custodian’s corporate powers and have been duly authorized by all necessary corporate action on the part of Custodian;

(iv)

this Agreement constitutes a valid and binding agreement of Custodian enforceable against Custodian in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity)

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and does not contravene, or constitute a default under, any provision of Applicable Law or of documents under which Custodian is organized or of any agreement, judgment, injunction, order, decree or other similar instrument binding upon Custodian;

(v)

none of the Custodied Assets will be used by Custodian in connection with any loan, hypothecation, Lien or claim of (or by) Custodian or otherwise transferred or pledged to any third party unless otherwise agreed in writing by Custodian and Client;

(vi)

Custodian has and will maintain any material necessary consents, permits, licenses, approvals, authorizations or exemptions of any government or other regulatory authority or agency in the United States or any other country required to fully and timely provide the Services to Client;

(vii)

beneficial and legal ownership of all Custodied Assets is, and will remain, freely transferable without the payment of money or value and that Custodian has no ownership interest in the Custodied Assets;

(viii)	Custodian waives any right of Lien, pledge, retention or set-off or similar right it may have under any provision of law, regulation or contract with respect to the Custodied Assets; and
(ix)

Custodian will carry out its obligations under this Agreement in compliance with law, regulations and orders, as well as the guidelines, regulations and orders of the applicable local tax, or other competent authorities.

(b)	Client represents, warrants and covenants that:
(i)

if Client is a legal entity, Client (A) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) has all corporate powers required to carry on its business as now conducted; and (C) is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary;

(ii)	Client has the full power and authority to execute and deliver this Agreement and to perform all the duties and obligations to be performed by it under this Agreement;
(iii)

if Client is a legal entity, the execution, delivery and performance by Client of this Agreement are within Client’s corporate powers and have been duly authorized by all necessary corporate action on the part of Client;

(iv)

this Agreement constitutes a valid and binding agreement of Client enforceable against Client in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws

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affecting creditors’ rights generally and general principles of equity) and does not contravene, or constitute a default under, any provision of Applicable Law or of the documents under which Client is organized (if Client is a legal entity) or of any agreement, judgment, injunction, order, decree or other similar instrument binding upon Client;

(v)

Client is not itself, nor is it an entity that is, an entity owned or controlled by any Person that is, or conducting any activities itself or on behalf of any Person that is (A) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, or any other Governmental Authority with jurisdiction over Custodian, Client or the Services; (B) identified on the Denied Persons, Entity, or Unverified Lists of the U.S. Department of Commerce’s Bureau of Industry and Security; or (C) located, organized or resident in a country or territory that is, or whose government is, the subject of U.S. economic sanctions, including, without limitation, Crimea (or other regions of Ukraine subject to comprehensive OFAC sanctions), Cuba, Iran, North Korea, Syria or other regions subject to comprehensive OFAC sanctions;

(vi)	Client has all rights, title and interest in and to the Custodied Assets as necessary for Custodian to perform its obligations under this Agreement;
(vii)

at the time of delivery of each Instruction, the execution, delivery and performance by Client of the Instruction will have been within Client’s corporate powers and will have been duly authorized by all necessary corporate action on the part of Client (if Client is a legal entity). Any Instruction issued under this Agreement constitutes a valid and binding agreement of Client enforceable against Client in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity) and does not contravene, or constitute a default under, any provision of Applicable Law or of the documents under which Client is organized (if Client is a legal entity) or of any agreement, judgment, injunction, order, decree or other similar instrument binding upon Client;

(viii)

by providing an Instruction, Client hereby (A) authorizes Custodian to complete any documentation that may be required or appropriate to carry out the Instruction, and agrees to be contractually bound to the terms of that documentation “as is” without recourse against Custodian; (B) represents, warrants and covenants that it will provide Custodian with any information that is [***] to enable Custodian’s performance pursuant to the Instruction or under this Agreement; (C) represents, warrants and covenants that the processing, completion or otherwise effectuation of the Instruction will not cause the Custodian to violate AML and Sanctions Regulations; and (D) agrees that

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Custodian will be held harmless for the acts, omissions, or any unlawful activity of any agent of Client;

(ix)	Client will promptly respond to any information request Custodian makes in relation to Custodian’s periodic know-your-customer review or AML and Sanctions Regulations;
(x)

Client will maintain appropriate security controls with respect to sensitive information related to the Account, including, for example, procedures for secure storage of passwords, use of two-factor authentication, secure e-mail, and secure storage of documents;

(xi)	Client will promptly execute and deliver, upon request, any proxies, powers of attorney or other instruments that may be [***] for Custodian to provide the Services;
(xii)

Client will cooperate with any reasonable request Custodian makes in connection with responding to formal or informal inquiries made by exchanges or regulatory, self-regulatory or governmental authorities in connection with the Services;

(xiii)

to the extent that Client is not precluded from doing so by law, Client will promptly notify Custodian of any legal proceedings or formal or informal inquiries made by exchanges or regulatory, self-regulatory or governmental authorities pertaining to Client’s business activities relating to digital assets;

(xiv)

in the event that (x) Client is, or is acting on behalf of or with assets of, a “benefit plan investor” within the meaning of Section 3(42) of ERISA or (y) the Custodied Assets include “plan assets” for purposes of ERISA or the Code, (A) none of Custodian or any of its affiliates [***] with respect to the Custodied Assets, and none of them is [***], (B) Client has determined [***] with respect to the Services, and, in making such determination, has [***] in determining the [***] involved with respect to the Services, (C) Client has determined that the [***] and (D) the assets held within the Account shall comply with Section 404(b) of ERISA and accompanying regulations; and

(xv)

Client is independent of Custodian and did not rely on any statement of Custodian or any of its affiliates to invest in the Custodied Asset and Client has exercised independent judgment in its determination to invest in the Custodied Assets;

(xvi)

Client will carry out its obligations under this Agreement in compliance with law, regulations and orders, as well as the guidelines, regulations and orders of the applicable local tax, or other competent authorities; and

(xvii)	Client has reviewed and understand the disclosures on its State Licenses and Consumer Disclosures website located at [***] or such other website as NYDIG Trust may direct Client to from time to time.

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(c)

Notification of Adverse Change. Each Party agrees to notify the other Party, if, at any time after the date of this Agreement, any of the representations, warranties or covenants made by such Party under this Section 6 fail to be materially true and correct as if made at and as of that time. The notifying Party will describe in reasonable detail the representation, warranty or covenant affected, the circumstances giving rise to that failure and the steps it has taken or proposes to take to rectify the failure.

7.	Prohibited Activities
(a)

Client agrees that Client will not use the Services for any illegal purpose or any other type of illegal activity of any sort or take any action that negatively affects the performance of the Services. Client may not engage in any of the following activities, either directly or through a third party:

(i)	attempt to gain unauthorized access to the Services or another user’s account;
(ii)	make any attempt to bypass or circumvent any security features;
(iii)	reproduce, duplicate, copy, sell or resell the Services or access to the Services for any purpose except as authorized in this Agreement;
(iv)	engage in any activity that is abusive or interferes with or disrupts the Services. Use of the Services in connection with any transaction involving illegal products or services is prohibited; or
(v)	engage in any activity that would cause Custodian to violate AML and Sanctions Regulations.
(b)	Custodian may suspend Client's (or any Authorized Person’s) ability to provide Instructions with respect to the Account in the event of any breach of Section 7(a).
(c)	Client will remain fully responsible for any acts or omissions of its Authorized Persons and will ensure that Authorized Persons comply with the terms of this Agreement.
8.	Instructions
(a)	Unless otherwise explicitly provided for in this Agreement, Custodian will perform its duties under this Agreement pursuant to Instructions.
(b)

Client must deliver Instructions in accordance with a Custodian Designated Security Procedure, unless Client elects to transmit an Instruction in accordance with a Client Designated Security Procedure.

(c)

Client may use a Client Designated Security Procedure to transmit Instructions only if Custodian has agreed to and acknowledged that procedure. If Client determines to use [***], it must provide Custodian sufficient notice and information to allow testing or

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other confirmation that Instructions received via the Client Designated Security Procedure can be processed [***]. Custodian may require Client to execute additional documentation prior to the use of such transmission method. Custodian’s acknowledgment of a [***] will authorize it to accept such means of delivery but will not represent a [***]. In electing to transmit an Instruction via a Client Designated Security Procedure, Client:

(i)

agrees to be bound by the transaction(s) or payment order(s) specified on said Instruction, whether or not authorized, and accepted by Custodian in compliance with such Client Designated Security Procedure; and

(ii)	accepts the risk associated with such Client Designated Security Procedure and confirms it is commercially reasonable for the transmission and authentication of the Instruction.
(d)

Instructions provided [***] will be binding upon Custodian only if and when Custodian takes action with respect thereto. Custodian reserves the right to restrict Client’s use of telephonic Instruction and/or to require Client to [***].

(e)

Client must provide an Instruction to Custodian to deposit Eligible Assets to the Digital Asset Account [***] on the relevant Digital Asset Network into the Digital Asset Account. Client acknowledges that if Client attempts to transfer [***], Client may experience delays in the crediting of those Eligible Assets to the Digital Asset Account, or the Eligible Assets may be forever lost or inaccessible. Custodian will not be liable for any damages related to delays that result from the lack of a proper Instruction.

(f)	Custodian may treat [***]. Custodian will be entitled to [***].
(g)

The [***] providing an Instruction will be responsible for assuring the adequacy and accuracy of that Instruction. If Custodian determines that an Instruction is either unclear or incomplete, Custodian may give [***] notice of that determination to Client. Such notice may be [***]. Client must thereupon amend or otherwise reform the Instruction. In such event, Custodian will have no obligation to take any action in response to the Instruction initially delivered until the redelivery of an amended or reformed Instruction.

(h)

The purpose of any Client Designated Security Procedure or Custodian Designated Security Procedure is to confirm the authenticity of any Instruction and is not designed to detect errors or omissions in such Instructions. Therefore, Custodian is not responsible for detecting any Client error or omission contained in any Instruction received by Custodian.

(i)

With respect to Instructions to transfer cash, Custodian will not be liable for interest on the amount of any Instruction that was not authorized or was erroneously executed unless Client so notifies Custodian within [***]. Any such compensation payable in the form of interest will be payable in accordance with [***]. If an Instruction in the name

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of Client and accepted by Custodian was not authorized by Client, the liability of the parties will be governed by the [***].

(j)

Custodian, after providing [***], may decide to no longer accept a particular Client Designated Security Procedure or Custodian Designated Security Procedure, or to do so only on revised terms, in the event that it determines that such agreed or established method of transmission represents a security risk or is attendant to any general change in Custodian’s policy regarding Instructions.

(k)

Client will comply with any applicable Security Procedures with respect to the delivery or authentication of Instructions and will ensure that any codes, passwords or similar devices are reasonably safeguarded.

(l)

Custodian will use reasonable care to comply with any applicable Security Procedures with respect to the receipt or verification of Instructions and to ensure that any codes, passwords or similar devices are reasonably safeguarded.

(m)

Client may cancel an Instruction but Custodian will have no liability for Custodian’s failure to act on a cancellation Instruction unless Custodian has [***]. Any cancellation Instruction must be sent and confirmed by a Custodian Designated Security Procedure or a Client Designated Security Procedure.

(n)

Custodian cannot and does not guarantee the value of Eligible Assets. Custodian does not control the relevant Digital Asset Networks and therefore is not responsible for the services provided by those Digital Asset Networks – in particular, verifying and confirming transactions that are submitted to the Digital Asset Networks. Furthermore, notwithstanding Section 8(m), Custodian cannot cancel or reverse a transaction that has been submitted to a Digital Asset Network. Once a transaction request has been submitted to a Digital Asset Network, Client will subsequently not be able to cancel or otherwise modify Client’s transaction request. Client acknowledges and agrees that, to the extent Custodian did not cause or contribute to a loss Client suffers in connection with any Eligible Asset transaction initiated, Custodian will have no liability for that loss. Custodian has no control over the relevant Digital Asset Networks and therefore does not ensure that any transaction request Custodian submits to a Digital Asset Network will be completed. Client acknowledges and agrees that the transaction requests Client instructs Custodian to submit on a Digital Asset Network may not be completed, or may be substantially delayed, by that Digital Asset Network and Custodian is not responsible for any delay or any failure of completion caused by that Digital Asset Network. When Client provides Instructions to Custodian, Client authorizes Custodian to submit Client’s transaction to the relevant Digital Asset Network in accordance with the Instructions Client provides.

(o)	Client may establish with Custodian a process to [***]. Client will execute all documentation required by Custodian, including a separate [***].

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(p)

In the event Custodian fails to execute a properly executable Instruction and fails to give Client notice of Custodian’s non-execution, Custodian will be liable [***]. Notwithstanding anything in this Agreement to the contrary, Custodian will in no event be liable for any [***].

(q)	If Client does not have an Execution Agreement, Client authorizes NYDIG Execution to act as agent on its behalf solely for the limited purposes set forth in this Agreement.
9.	Audio-recording

Client on behalf of itself and its customers (if any) authorizes Custodian to record any and all telephonic or other oral instructions given to Custodian by or on behalf of Client, including from any Authorized Person. This authorization will remain in effect until and unless revoked by Client in writing.

10.	Responsibility of Custodian
(a)

In performing its duties and obligations hereunder, Custodian will use reasonable care. Subject to the specific provisions of this Section 10, Custodian will be liable for any direct damage incurred by Client in consequence of Custodian’s gross negligence, bad faith or willful misconduct. In no event will Custodian be liable hereunder for any special, indirect, punitive or consequential damages arising out of, pursuant to or in connection with this Agreement even if Custodian has been advised of the possibility of such damages. It is agreed that Custodian will have no duty to assess the risks inherent in Client’s investments or to provide investment advice with respect to those investments and that Client as principal will bear any risks attendant to particular investments such as failure of counterparty, issuer, promoter or developer.

(b)

Custodian will not be responsible under this Agreement for any failure to perform its duties, and will not be liable hereunder for any loss or damage in association with such failure to perform, for or in consequence of any circumstance or event which is beyond the reasonable control of Custodian or any agent of Custodian and which adversely affects the performance by Custodian of its obligations hereunder or by any other agent of Custodian, including any event caused by, arising out of or involving (i) an act of God, (ii) accident, fire, water or wind damage or explosion, (iii) any computer, system or other equipment failure or malfunction caused by any computer virus or the malfunction or failure of any communications medium, (iv) any interruption of the power supply or other utility service, (v) any strike or other work stoppage, whether partial or total, (vi) any disruption of, or suspension of trading in, the digital asset markets, or (vii) any other cause similarly beyond the reasonable control of Custodian.

(c)

Custodian will not be liable for any loss, claim, damage or other liability arising from the following causes (except such as may arise from its or its nominee’s, agent’s, employee’s, contractor’s, or representative’s own grossly negligent action, grossly negligent failure to act, bad faith, or willful misconduct):

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(i)	The failure of any third party beyond the control or choice of Custodian, including the failure of a Digital Asset Network or a commercially reasonable information provider relied upon by Custodian;
(ii)	Client’s or any Authorized Person’s failure to protect the confidentiality or security of the Account information associated with Custodied Assets;
(iii)	An unauthorized party’s impersonation of an Authorized Person to provide an Instruction or otherwise access the Account;
(iv)

Any action taken or omitted by Custodian in accordance with an Instruction, even when that action conflicts with, or is contrary to any provision of, Client’s declaration of trust, certificate of incorporation or by-laws or other constitutive document, Applicable Law, or actions by the trustees, directors or shareholders of Client;

(v)

Specific inaccuracies in information that Custodian received from a commercially reasonable source such as a commercial database, provided that Custodian has relied upon that information in good faith;

(vi)

Any action taken or omitted by Custodian based on a good faith belief that the action is reasonably necessary to comply with requirements under Applicable Law, including AML and Sanctions Regulations; or

(vii)

Any action taken or omitted by Custodian pursuant to the advice of legal counsel and accountants (who may also be advisors to Client), in each case nationally recognized and with expertise in the relevant area, in relation to matters of law, regulation or market practice, provided that Custodian has relied upon that advice in good faith.

11.	Indemnification
(a)

Client hereby indemnifies Custodian and its agents, nominees, employees, officers and directors, and agrees to hold each of them harmless from and against all claims and liabilities, including [***], incurred or assessed against any of them in connection with the performance of this Agreement and any Instruction except such as may arise from Custodian’s or its nominees’ own [***].

(b)

Custodian hereby indemnifies Client, and agrees to hold Client harmless from and against direct claims for loss of Custodied Assets incurred or assessed against Client that arise directly from Custodian’s or its nominees’ own grossly negligent action, grossly negligent failure to act, bad faith, or willful misconduct.

12.	Fees and Expenses
(a)	Client will pay Custodian an [***] for the Services as set forth in the Term Sheet.

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(b)

Client will also pay Custodian a [***] for the Services in such amount as [***]. For the avoidance of doubt, if the [***] shall be due for such billing period. Custodian may [***]. For example, Custodian may, but is not required to, make a [***] for the amount of [***] paid by Client to affiliates of the Custodian in such billing period. With respect to any spreads paid that cause a [***], Custodian and its affiliates shall [***], unless and only to the extent otherwise required by the applicable agreement. Custodian does not expect to [***]. Custodian expects that [***]. Custodian may rely on [***]. Notwithstanding anything to the contrary in this paragraph, Custodian may further [***].

(c)	Custodian may increase Fees upon [***] notice to Client.
(d)	Custodian will invoice Client [***], and such invoice shall reflect the Fee Amount.
(e)	[***].
(f)	To satisfy payment, Client hereby authorizes Custodian to [***].
13.	Termination
(a)

This Agreement will commence on the Effective Date and will continue for one year, unless otherwise terminated as provided in this Section 13. After one year, this Agreement will automatically renew for successive one-year periods, unless either Party notifies the other of termination, in writing, in accordance with this Section 13.

(b)	This Agreement may be terminated by either Party upon thirty days’ written notice to the other Party, which notice shall set forth the Termination Date.
(c)	Either Party may terminate this Agreement at any time by written notice to the other Party, effective immediately, or on such later date as may be specified in the notice, if:
(i)

any representation, warranty, certification or statement made by the other Party under this Agreement, or pursuant to any certificate or document delivered pursuant to this Agreement, was incorrect in any material respect when made or becomes incorrect in any material respect;

(ii)

the other Party fails in any material respect to perform any of its obligations under this Agreement, including (A) if Client is in breach of Section 6(b)(ix) or (B) if Custodian fails to perform in accordance with the Service Levels specified in Appendix A and, upon notification of such breach, the failure is not cured within [***].

(iii)

the other Party requests a postponement of maturity or a moratorium with respect to any indebtedness or is adjudged bankrupt or insolvent, or there is commenced against the other Party a case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the other Party files an application

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for an arrangement with its creditors, seeks or consents to the appointment of a receiver, administrator or other similar official for all or any substantial part of its property, admits in writing its inability to pay its debts as they mature, or takes any corporate action in furtherance of any of the foregoing, or fails to meet applicable legal minimum capital requirements;

(iv)	any Applicable Law or any change therein or in the interpretation or administration thereof has or may have a Material Adverse Effect on:
(A)	Client or the rights of Client with respect to the Services;
(B)	the quality or efficiency of the Services provided under this Agreement; or
(C)	Custodian’s ability to provide the Services to Client as required under this Agreement; or
(v)

a substantial change in the ownership or control, or a material adverse change in the financial condition, of Client or Custodian, as applicable, or in the ability of Client or Custodian, as applicable, to fulfill its responsibilities under this Agreement occurs.

(d)

A notice of termination by either Party shall be treated as a withdrawal request as of the Termination Date or another date that the Parties agree for all Custodied Assets. Custodian will deliver or cause to be delivered to Client all Custodied Assets held or controlled by Custodian as of the Termination Date.

(e)	Upon receiving written notice of termination of this Agreement (or [***] after receiving written notice, in the case of a termination pursuant to Section 13(c)(iii)):
(i)	Client shall ensure that Custodian has accurate withdrawal instructions for the Custodied Assets as soon as practicable thereafter, and in any event, prior to the Termination Date;
(ii)	Client will, but only upon the performance by Custodian of its obligations under Section 3(d)(i), pay to Custodian the unpaid balance of any Fee Amount owed as of the Termination Date; and
(iii)	Client and its Authorized Persons must immediately discontinue all access and use of the Services.
(f)	As of the Termination Date:
(i)

if Client has not satisfied its obligation to provide digital asset withdrawal instructions pursuant to Section 13(e)(i), Client hereby authorizes Custodian to act as Client’s agent to instruct, NYDIG Execution to liquidate Custodied Digital Assets on the first Business Day following the Termination Date or any Business Day thereafter; and

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(ii)

Client has no right and forfeits any claim to any actual or potential Forked or Airdropped Assets before or after the Termination Date if such digital assets were not Custodied Digital Assets on the Termination Date.

(g)	Termination of this Agreement will not affect any right or liability arising out of events occurring, or services delivered, prior to the effectiveness thereof.
14.	Confidentiality
(a)

In connection with this Agreement, each Party may receive or otherwise have access to Confidential Information of the other Party. Except as otherwise expressly provided herein, the receiving Party agrees to retain the Confidential Information in strict confidence from the date of receipt of the Confidential Information and shall not disclose the Confidential Information to any third party, except as previously approved in writing by the disclosing Party or as provided herein, and will use and reproduce the Confidential Information for no purpose other than as necessary in connection with this Agreement. The receiving Party may permit access to Confidential Information by its employees, agents, advisors and other authorized representatives who have a need to know such Confidential Information for the purposes of this Agreement; provided that the receiving Party ensures any such individuals have agreed (either as a condition of employment or service or in order to obtain the Confidential Information) to be bound by confidentiality obligations substantially similar to those of this Section 14, informs any such individuals in possession of Confidential Information of the confidential nature of such Confidential Information, and remains responsible for the compliance by such individuals with the terms of this Section 14.

(b)

The receiving Party's obligations under this Agreement with respect to any portion of the Confidential Information shall not apply or shall terminate when: (a) the Confidential Information was in the public domain at the time it was communicated to the receiving Party; (b) the Confidential Information becomes publicly known through no wrongful act on the part of the receiving Party; (c) the Confidential Information was in the receiving Party's possession free of any obligation of confidence at the time of disclosure by the disclosing Party; or (d) the Confidential Information was independently developed by the receiving Party without reference to the Confidential Information subject to this Agreement and without breach of this Agreement.

(c)

The receiving Party may make a disclosure of Confidential Information as required by any legal proceeding or governmental entity, or in response to a request by a competent regulatory authority; provided that, to the extent permitted by law, the receiving Party provides prompt written notice of such request prior to disclosure so that the disclosing Party may have an opportunity to seek a protective order or other legal actions to protect its interest in the Confidential Information. Notwithstanding the foregoing, the receiving Party is not required to give notice to the disclosing Party in connection with a disclosure that has been requested by a regulator of competent jurisdiction (over the receiving Party

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or its affiliates) exercising its normal course supervisory or examination authority and where no specific reference is made by such regulator to the disclosing Party.

(d)

At any time following the termination or expiration of this Agreement for any reason, the disclosing Party may request from the receiving Party, and the receiving Party shall promptly provide upon receipt of such request, a written confirmation that all documents and other tangible materials (including notes, writings and other material developed therefrom by the receiving Party) containing Confidential Information and all copies thereof have been returned or destroyed, except that the receiving Party may retain copies of the Confidential Information in accordance with its standard document retention policies, and the receiving Party may retain electronic copies of the Confidential Information that exist on its computer system and backups thereof in the ordinary course. Any retained Confidential Information shall remain subject to the obligations of confidentiality and non-use herein.

(e)	Each Party's obligations under this Section 14 shall survive the termination or expiration of this Agreement.
(f)

Notwithstanding anything to the contrary in this Agreement, neither Party will use the name or logo of the other Party or its affiliates as a reference for marketing or promotional purposes, or in public or private conversations with existing or potential customers.

15.	Intellectual Property

As between the Parties, Custodian will retain all right, title, and interest (including all copyright, trademark, patent, trade secrets, and all other intellectual property rights) in its Confidential Information.

16.	Taxation

Client is liable for any and all Client Taxes. Client will indemnify Custodian for any Client Tax, and any expenses related thereto, other than any Client Tax arising out of Custodian’s gross negligence, bad faith, or willful misconduct. Client acknowledges that Custodian may, or may instruct the applicable withholding agent to, withhold and remit to the appropriate Governmental Authority the amount of any Client Tax that Custodian is advised by counsel to withhold. Client also acknowledges that Custodian may, or may instruct another party to, report actions taken with respect to the Custodied Assets to the Internal Revenue Service or other Governmental Authority if advised to do so by counsel. Upon execution of this Agreement, Client will deliver to Custodian a properly completed and executed Internal Revenue Service Form W-8 or W-9 appropriate to Client’s circumstances.

17.	Disclosure of Risks

Custodian hereby notifies Client, and Client hereby acknowledges, that:

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a.	digital units that are used as a medium of exchange or a form of digitally stored value (“Virtual Currency”) are not legal tender, and are not backed by the government;
b.

although this Agreement uses the term “deposit,” digital assets in the Digital Asset Account are not “deposits” within the meaning of U.S. federal or state banking law, and cash in the Cash Account are not deposits of Custodian. Balances of digital assets in the Digital Asset Account are not subject to FDIC or SIPC protections;

c.	legislative and regulatory changes or actions at the state, federal, or international level may adversely affect the use, transfer, exchange, and value of Virtual Currency;
d.

if any Custodied Digital Assets are deemed to be securities under state or Federal securities laws or if providing custody services or the ability to withdraw with respect to any Custodied Digital Asset would otherwise violate applicable state or federal laws, Custodian will make reasonable efforts to return such Custodied Digital Assets to Client but such Custodied Digital Assets may become temporarily or permanently inaccessible to Client;

e.

the software and cryptography that governs the protocols of Digital Asset Networks have short histories and could at any time be found ineffective or faulty, which could result in the complete loss of value or theft of the Custodied Digital Assets;

f.	no physical, operational and cryptographic system for the secure storage of private keys is perfectly secure, and loss or theft due to operational or other failure is always possible;
g.	transactions in Virtual Currency may be irreversible, and, accordingly, losses due to fraudulent or accidental transactions may not be recoverable;
h.	some Virtual Currency transactions shall be deemed to be made when recorded on a public ledger, which is not necessarily the date or time that an Authorized Person provides an Instruction;
i.

the value of Virtual Currency may be derived from the continued willingness of market participants to exchange Fiat Currency for Virtual Currency, which may result in the potential for permanent and total loss of value of a particular Virtual Currency should the market for that Virtual Currency disappear;

j.	there is no assurance that a Person who accepts a Virtual Currency as payment today will continue to do so in the future;
k.	the volatility and unpredictability of the price of Virtual Currency relative to Fiat Currency may result in significant loss over a short period of time;
l.	the nature of Virtual Currency may lead to an increased risk of fraud or cyber-attack;
m.	the nature of Virtual Currency means that any technological difficulties experienced by Custodian may prevent the access or use of Client’s Virtual Currency;

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n.	any bond or trust account maintained by Custodian for the benefit of its customers may not be sufficient to cover all losses incurred by customers; and
o.

for purposes of calculating Fees and for account statements, the fair market value of each Custodied Asset will be determined by Custodian according to its valuation policy, which may differ from the way that Client values its digital asset holdings.

18.	Limitations of Liability
(a)

Neither Party will be liable to the other Party (whether under contract, tort (including negligence) or otherwise) for any indirect, incidental, special or consequential losses suffered or incurred by the other Party (whether or not any such losses were foreseeable or within the contemplation of the Parties).

(b)

Neither Party’s total aggregate liability arising out of or relating to this Agreement will exceed the greater of (i) the fair market value of the amount of Custodied Assets at the time in which the events giving rise to the liability occurred and (ii) the fair market value of the amount of Custodied Assets at the time that Custodian notifies Client in writing or Client otherwise has actual knowledge of the events giving rise to the liability. The fair market value of each digital asset will be determined by Custodian according to its valuation policy, which may differ from the way that Client values its digital asset holdings.

19.	Miscellaneous
(a)

Counterparts. This Agreement may be signed in any number of counterparts, each of which must be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement will become effective when each Party has received a counterpart hereof signed by all of the other Parties. Until and unless each Party has received a counterpart hereof signed by the other Party, this Agreement will have no effect and no Party will have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the Parties and their respective successors and assigns.

(b)

Electronic Documents. Client consents to the delivery of confirmations, any other required or optional communication or agreement under any Applicable Law by e-mail, Web site or other electronic means, including through the Portal, subject to compliance with Applicable Law. Any such documents that are delivered to Client electronically are deemed to be “in writing.” If Client’s signature or acknowledgment is required or requested with respect to any such document and Client (if a natural person) or an authorized representative of Client “clicks” in the appropriate space, Client will be deemed to have signed or acknowledged the document to the same extent and with the same effect as if Client had signed the document manually. Client acknowledges its

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understanding that Client has the right to withdraw its consent to the electronic delivery and signature of documents at any time by providing prior written notice.

(c)

Notices. All notices, requests and other communications to any Party hereunder must be in writing (including e-mail transmission, so long as a confirmation of receipt of any e-mail transmission is requested and received) and must be given, if to Client, using Client Contact Info as given on the Term Sheet;

if to Custodian, to:

NYDIG Trust Company LLC
One Vanderbilt Avenue, 65th Floor
New York, NY 10017
Attention: [***]
E-mail: [***]

or such other address as a Party may hereafter specify for the purpose by notice to the other Party. Each of the foregoing addresses will be effective unless and until notice of a new address is given by the applicable Party to the other Party in writing. Notice will not be deemed to be given unless it has been received.

(d)

Relationship of the Parties. Nothing in this Agreement will be deemed or is intended to be deemed, nor will it cause, Client and Custodian to be treated as partners, joint ventures, or otherwise as joint associates for profit.

(e)	Governing Law. This Agreement is governed by and is to be construed in accordance with the law of the State of New York, without giving effect to the conflicts of law rules of that state.
(f)

Jurisdiction. The Parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby will be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of those courts has subject matter jurisdiction over the suit, action or proceeding, and that any cause of action arising out of this Agreement will be deemed to have arisen from a transaction of business in the State of New York, and each of the Parties hereby irrevocably consents to the jurisdiction of those courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting

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the foregoing, each Party agrees that service of process on that Party as provided in Section 19(c) will be deemed effective service of process on that Party.

(g)

Claims; Third-Party Beneficiaries. It is the intention of the Parties that no party other than the Parties will have or assert any rights, claims or remedies against any Party in respect of any action, omission, failure or neglect in the performance of any responsibilities referred to in this Agreement. For the avoidance of doubt, the Parties acknowledge and agree that the foregoing sentence does not affect the right of any party to recover from Custodian pursuant to Section 10 the losses, claims, damages, liabilities or expenses specified in Section 10. Custodian will advise Client as soon as reasonably practicable in the event any such claim is asserted by a third party against Custodian.

(h)	Modifications, Amendments and Waivers.
(i)

Custodian may modify or amend the terms and conditions of this Agreement at any time after providing 30 days’ advance notice to Client. The Parties may agree, memorialized in writing signed by both Parties, to modify or amend this Agreement at any time.

(ii)

Any provision of this Agreement may be waived if the waiver is in writing and is signed by the Party against whom the waiver is to be effective. Notwithstanding the foregoing, Custodian may unilaterally waive any provision of this Agreement that it determines in good faith does not adversely affect Client.

(iii)

Custodian may change its internal policies and procedures, including its valuation policy, without notice to, or consent by, Client. However, to the extent of any conflict between this Agreement and updated policies and procedures, this Agreement shall control.

(iv)

No failure or delay by any Party in exercising any right, power or privilege hereunder operates as a waiver thereof nor may any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

(i)

Headings; Internal References; Rule of Construction. When a reference is made in this Agreement to Sections or Appendices, such reference shall be to a Section or Appendix to this Agreement unless otherwise indicated. The table of contents, if any, and headings contained in this Agreement are for convenience and reference purposes only and shall not be deemed to alter or affect in any way the meaning or interpretation of any provisions of this Agreement. To the fullest extent permitted by Applicable Law, whenever in this Agreement a Person is permitted or required to make a decision (i) in its “sole discretion,” “discretion” or under a grant of similar authority or latitude, the Person shall be entitled to consider such interests and factors as it desires, including its

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own interests or the interests of any other Person, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the any other Person; or (ii) in its “good faith” or under another express standard, in the case of either clause (i) or (ii) the Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated hereby, under any other law, rule or regulation, or at equity. Further, whenever in this Agreement a Person is permitted or required to rely or to make a decision, determination, judgment or a similar action in “good faith,” such provision shall be satisfied by such Person’s subjective belief as to the matter specified.

(j)

Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and assigns but the Parties agree that no Party may assign its rights and obligations under this Agreement without the prior written consent of the other Parties, which consent may not be unreasonably withheld or delayed, except that Custodian may assign its rights and obligations under this Agreement to any affiliate of Custodian that is chartered or licensed to provide the Services or to any entity which succeeds to all or substantially all of the assets and business of Custodian without the prior written consent of Client.

(k)

Entire Agreement. This Agreement embodies the entire agreement and understanding between the Parties and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter of this Agreement, except that any non-disclosure agreement or agreements previously entered into between the Parties continue to be in force.

(l)

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated so long as the economic or legal substance of the Services contemplated hereby is not affected in any manner materially adverse to either Party. Upon such a determination, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the Services contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(m)	No Advice. Client acknowledges that Custodian is not providing, and it is not relying on Custodian to provide, any legal, tax, or investment advice in providing the Services.

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Each of the undersigned has caused this Agreement to be executed by an authorized person, which in the case of a legal entity is its duly authorized officer.

Riot Platforms, Inc. (f/k/a Riot Blockchain, Inc.)		NYDIG Trust Company LLC

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

Date:	[***]	Date:	[***]

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Appendix A

Service Level Agreement

Custodian is open every Business Day [***]. The tables below indicate, for [***] that Client may make in relation to its account, [***] Custodian has to [***]. All SLAs are subject to Custodian [***].

Custodian accepts its [***]. All other requests may be made until [***]. ANY REQUEST MADE AFTER [***] WILL BE TREATED AS THOUGH [***].

General SLAs

Client Request	Custodian Action	SLA Time
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Problem Severity Levels

[***]	[***]
[***]	[***]
[***]	[***]

Cold Storage SLAs

Client Request/Action	Custodian Action	SLA Time
[***]	[***]	[***]
[***] [***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]

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Cash SLAs

Client Request/Action	Custodian Action	SLA Time
[***]	[***]	[***]
[***] [***]	[***]	[***]
	[***]	[***]

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